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                                                                    Exhibit 25.1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                                  94-1347393
(Jurisdiction of incorporation or                             (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                          57104
(Address of principal executive offices)                         (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-175
                  Sixth Street and Marquette Avenue, 17th Floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                          -----------------------------

                            DARDEN RESTAURANTS, INC.
               (Exact name of obligor as specified in its charter)

        Florida                                                   59-3305930
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

    5900 Lake Ellenor Drive
    Orlando, Florida 32809                                          32809
(Address of principal executive offices)                          (Zip code)

                          -----------------------------
                                 Debt Securities
                       (Title of the indenture securities)
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



Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          Treasury Department
          Washington, D.C.

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Federal Reserve Bank of San Francisco
          San Francisco, California 94120

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.


     Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

     Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

     Exhibit 3.   See Exhibit 2

     Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

     Exhibit 5.   Not applicable.

     Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.   Not applicable.

     Exhibit 9.   Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc file number 333-125274.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and State of Florida on the 21st day of July 2005.






                                         WELLS FARGO BANK, NATIONAL ASSOCIATION


                                         /s/ George W. Bemister
                                         ---------------------------------------
                                             George W. Bemister
                                             Vice President

                                    EXHIBIT 6




July 21, 2005



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                Very truly yours,

                                WELLS FARGO BANK, NATIONAL ASSOCIATION


                                /s/ George W. Bemister
                                --------------------------------------------
                                    George W. Bemister
                                    Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
          at the close of business March 31, 2005, filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                 Dollar Amounts
                                                                   In Millions
                                                                 --------------
ASSETS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin            $ 13,089
        Interest-bearing balances                                        2,119
Securities:
        Held-to-maturity securities                                          0
        Available-for-sale securities                                   25,486
Federal funds sold and securities purchased under
  agreements to resell:
        Federal funds sold in domestic offices                           3,066
        Securities purchased under agreements to resell                    915
Loans and lease financing receivables:
         Loans and leases held for sale                                 38,833
         Loans and leases, net of unearned income            243,507
         LESS: Allowance for loan and lease losses             2,367
         Loans and leases, net of unearned income
          and allowance                                                241,140
Trading Assets                                                           6,010
Premises and fixed assets (including capitalized leases)                 3,453
Other real estate owned                                                    130
Investments in unconsolidated subsidiaries and associated                  321
  companies
Customers' liability to this bank on acceptances outstanding                93
Intangible assets
         Goodwill                                                        8,612
         Other intangible assets                                         9,619
Other assets                                                            14,541
                                                                     -----------
Total assets                                                          $367,427
                                                                     ===========


LIABILITIES
Deposits:
         In domestic offices                                          $260,205
                  Noninterest-bearing                         78,724
                  Interest-bearing                           181,481
         In foreign offices, Edge and Agreement
           subsidiaries, and IBFs                                       19,915
                  Noninterest-bearing                              6
                  Interest-bearing                            19,909
Federal funds purchased and securities sold under
  agreements to repurchase:
         Federal funds purchased in domestic offices                    11,391
         Securities sold under agreements to repurchase                  3,347

                                                                 Dollar Amounts
                                                                  In Millions
                                                                ---------------

Trading liabilities                                                      4,996
Other borrowed money
         (includes mortgage indebtedness and
           obligations under capitalized leases)                        14,191
Bank's liability on acceptances executed and outstanding                    93
Subordinated notes and debentures                                        7,606
Other liabilities                                                       12,350
                                                                       --------
Total liabilities                                                     $334,094

Minority interest in consolidated subsidiaries                              52

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                0
Common stock                                                               520
Surplus (exclude all surplus related to preferred stock)                24,521
Retained earnings                                                        7,788
Accumulated other comprehensive income                                     452
Other equity capital components                                              0
                                                                       --------
Total equity capital                                                    33,281
                                                                       --------
Total liabilities, minority interest, and equity capital              $367,427
                                                                      =========



I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                      Karen B. Martin
                                                      Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Howard Atkins
Carrie Tolstedt                             Directors
Pat Callahan